1

                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20001 AA

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date  of report (Date of earliest event reported) September 10, 1997

                     M.G. Products, Inc.
     (Exact Name of Registrant as Specified in Charter)

California                        0-18660            33-0098392
(State  or  Other Jurisdiction   (Commission        (IRS Employer
 of Incorporation)                File Number)    Identification No.)

            8154  Bracken Creek, San Antonio Texas 78266-2143
               (Address   of  Principal  Executive Offices)


Registrant's telephone number, including area code (210) 651-5188



Item 4. Changes in Registrant's Certifying Accountant.

a. On September 10, 1997, the Registrant received notice that the client/auditor relationship between M.G. Products, Inc. and Ernst & Young L.L.P. ceased. The Company considers this to be a notification of the resignation of the Company's
     Certifying Accountant.

     The auditor's report of Ernst & Young L.L.P. on the financial statements of M.G. Products,
     Inc. and subsidiaries as of December 31, 1996 and for each of the years in the two year period ending December 31, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the auditors' report for the period ending December 31, 1996, contained a separate paragraph that stated that:

     "The  accompanying  financial  statements  have   been
     prepared assuming that M.G. Products,
     Inc. will continue as a going concern. As more fully described in Note 2, the Company has experienced recurring operating losses and cash flow shortages, causing the loss of a portion of its customer base and resulting in excess inventory. In addition, the Company must negotiate the refinancing of a portion of its borrowings and may be liable for significant future rental payments for closed facilities. These matters have significantly weakened the Company's financial position and its ability to purchase materials and meet current operating obligations. These conditions raise substantial doubt about the CompanyOs ability to continue as a going concern. Management's plans in regard to these matters are more fully described in Note 2.
     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty."

     In connection with the audits of the two fiscal years ended December 31, 1995 and 1996, and in the subsequent period through September 10, 1997, there have been no disagreements with Ernst & Young L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
     There were no "reportable events" (as defined in Regulation S-K, Item 304) occurring during the fiscal years ending December 31, 1996 and 1995, nor during the subsequent interim period through September 10, 1997. The cessation of the client/auditor relationship between M.G. products, Inc. and Ernst & Young L.L.P. was approved by the Board of Directors of the Registrant.

     b. Effective September 15, 1997, no other auditor has been appointed by the Board of Directors of the Registrant.

Item 5. Other Events.

     The Directors, Charles Chapman and Martin Goodman, resigned on August 22, 1997, as a result of which there are now three vacancies on the Board of Directors.
     These vacancies have not been filled.

Item 7.   Financial   Statements,  Pro   Forma   Financial
          Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          Exhibit 1 Ernst & Young letter of resignation dated September 10, 1997.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
     Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              M.G. PRODUCTS, INC.


                              By   /s/ Eric Williams
                                   Eric Williams
                                   Chief Financial Officer

DATE:  September 15, 1997




                        EXHIBIT INDEX


Exhibit No.      Description                    Sequentially Numbered Page

Exhibit 1        Letter dated September 10,1997               5



ERNST & YOUNG L.L.P.
Frost Bank Tower, Suite 1900
100 West Houston Street
San Antonio, Texas 78299


September 10, 1997


Mr. Eric Williams
Chief Financial Officer
MG Products, Inc.
8154 Bracken Creek
San Antonio, Texas 78266

Dear Mr. Williams:

This is to confirm that the client/auditor relationship between MG Products, Inc. and Ernst & Young LLP has ceased.


                                        Sincerely,

                                        /s/  Thomas H.
Richter
                                        Thomas H. Richter
                                        Partner


cc:  Office of the Chief Accountant
       SEC PS Letter File
       Securities and Exchange Commission
       Mail Stop 11-3
       450 Fifth Street, NW
       Washington, DC 20549